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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 15, 2002

                            MAGNA ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           000-30578                            98-0208374
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(Commission File Number)                  (I.R.S. Employer Identification No.)


           337 Magna Drive, Aurora, Ontario, Canada          L4G 7K1
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             (Address of Principal Executive Offices)            (Zip Code)


                                 (905) 726-2462
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if changed since Last Report)


ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 15, 2002, the Registrant entered into agreements to form an alliance to own and operate Pimlico Race Course, in Baltimore, Maryland, and Laurel Park, in Laurel, Maryland, which are operated under the trade name "Maryland Jockey Club" ("MJC").

Under the agreements, the Registrant will be purchasing a 51% equity and voting interest in The Maryland Jockey Club of Baltimore City, Inc., the owner of Pimlico Race Course, from LUK-Flats LLC, Martin Jacobs, Karin De Francis and Joseph De Francis. Laurel Park is owned by Laurel Racing Association Limited Partnership ("LRALP"). Under the agreements, the Registrant will be purchasing a 51% voting interest and a 58% equity interest on a fully diluted basis in Laurel Racing Assoc., Inc. (the general partner and manager of LRALP) from LUK-Flats LLC and Martin Jacobs, and the entire limited partner interest in LRALP from the Laurel Guida Group. Each of Laurel Racing Assoc., Inc., as general partner of LRALP, and the limited partner of LRALP is entitled to 50% of the profits or losses of LRALP, so the Registrant's acquisition will give it a 79% economic interest in LRALP. All of these interests are being acquired for an aggregate of approximately $50.6 million in cash, subject to normal closing adjustments, of which approximately $49 million will be paid to LUK-Flats LLC, Martin Jacobs and the Laurel Guida Group to acquire the entire ownership interests presently held by them.
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                                       2

The Registrant has agreed to purchase options from Joseph and Karin De Francis to buy the remaining equity and voting interests in MJC at any time in the period starting 48 months after the closing and terminating 60 months after the closing, and has granted Joseph and Karin De Francis the right to sell such interests to the Registrant at any time during the first five years after the closing. In exchange for its options, the Registrant has agreed to pay $9.2 million on closing to each of Joseph and Karin De Francis, and an additional total of approximately $18.3 million on exercise of the options, subject to an interest adjustment.

The closing of the transaction is expected to occur in the fall of 2002, subject to regulatory approvals and legislative review.

A copy of the press release announcing the transaction is attached as Exhibit 99 to this Current Report on Form 8-K.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits                                                                   Page

Exhibit 99   Copy of Registrant's press release dated July 15, 2002.       3 - 6


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MAGNA ENTERTAINMENT CORP.
                                                     (Registrant)



Date: July 16, 2002                            by:/s/ Gary M. Cohn
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                                                  Gary M. Cohn, Secretary